                                                                    EXHIBIT 99.2

MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]               JULY 17, 2000
Securitized Products Group





                               MBS NEW TRANSACTION

                               REVISED TERM SHEET


                   -------------------------------------------

                               PRE-MARKETING TODAY


                              MONDAY, JULY 17, 2000


                   -------------------------------------------

                          $122,240,000 (APPROXIMATELY)

                  UNION PLANTERS MORTGAGE FINANCE CORP. 2000-1

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $122,240,000 (APPROXIMATELY)

                      UNION PLANTERS MORTGAGE FINANCE CORP.
                                    Depositor

                    UNION PLANTERS BANK, NATIONAL ASSOCIATION
                           Seller and Master Servicer

              UNION PLANTERS MORTGAGE FINANCE CORP., SERIES 2000-1
                       MORTGAGE PASS-THROUGH CERTIFICATES
                             TRANSACTION HIGHLIGHTS

                                                                                               PAYMENT                  PRICE
                                              EXPECTED RATINGS   AVERAGE LIFE                  WINDOW                    TALK
  CLASS       CLASS SIZE         COUPON       (MOODY'S/FITCH)     TO MATURITY                TO MATURITY                (BPS)
  -----       ----------         ------       ---------------     -----------              ---------------              -----
   A-1         $97,879,000        7.60            Aaa/AAA             3.50                 8/25/00-4/25/09
   A-2          24,361,000        7.60            Aaa/AAA            12.56                 4/25/09-9/25/25

DEPOSITOR:                      Union Planters Mortgage Finance Corp.
MASTER SERVICER:                Union Planters Bank, National Association
TRUSTEE:                        The Bank of New York
MANAGERS:                       MORGAN STANLEY DEAN WITTER (SOLE MANAGER)
DAY COUNT BASIS:                30/360
EXPECTED PRICING DATE:          July 19, 2000
EXPECTED SETTLEMENT:            July 27, 2000
FORMS OF CERTIFICATES:          Classes A-1 and A-2 will settle DTC
DISTRIBUTION DATES:             The 25th of each month, beginning August 25,
                                2000
PRICING SPEED:                  12% CPR
OPTIONAL CALL:                  5% clean-up call (5% of pool balance)
TAX STATUS:                     REMIC
ERISA ELIGIBILITY:              Class A-1 and A-2 are ERISA eligible
SMMEA ELIGIBILITY:              Class A-1 and A-2 are SMMEA eligible
FHA                             INSURANCE: FHA loans are insured by HUD for 100%
                                of the principal balance and interest at the
                                applicable debenture rate less the first 60 days
                                of interest. Additionally, the FHA will cover
                                2/3 of all foreclosure costs relating to the
                                acquisition of the property
VA GUARANTEE:                   VA loans are guaranteed for 100% of
                                interest and 25% to 50% of the principal
                                (determined at the time of loan origination based on the lesser of a percentage of original loan amount or the eligible indebtedness).
                                Generally the VA will cover some liquidation expenses.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                    EXHIBIT 99.2

MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]               JULY 17, 2000
Securitized Products Group


                               CREDIT ENHANCEMENT


-        Class A-1 and A-2 Credit Enhancement:

         1.       Subordination totaling 2.65% of the original pool balance.



                                CREDIT STRUCTURE

-        Cashflow priority for Union Planters Mortgage Finance Corp., Series
         2000-1

         Distributions will be made on each distribution date from available funds in the following order of priority:

         1.       To pay a servicing fee,
         2.       To pay a trustee fee,
         3.       To interest pro rata on each class of offered certificates,
         4.       To principal of the classes of offered certificates then
                  entitled to receive distributions of principal,
         5.       To interest on each class of non-offered certificates,
         6. To principal of the classes of non-offered certificates then entitled to receive distributions of principal.

-        Distribution of Principal:

         Principal will be allocated among the classes as follows:

         1. During the first 60 months, scheduled and unscheduled principal allocable to classes A-1 and A-2 will be paid sequentially starting with A1 until it is fully paid down and then to A-2 until it is fully paid down.
         2. During the first 60 months, all non-offered classes will receive their pro-rata share of scheduled principal payments based on their allocable percentages, and beginning in month 61, based on a standard shifting interest schedule, an amount of unscheduled principal.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                    EXHIBIT 99.2

MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]               JULY 17, 2000
Securitized Products Group

                       UPMFC 2000-1 COLLATERAL DESCRIPTION

COLLATERAL:      The Trust Fund will consist of fixed rate FHA insured and VA guaranteed Mortgage Loans secured by first liens on one- to four-family residential properties. As of July 1, 2000 (the
                 "Cut-off Date"), the pool totaled approximately $127,282,880

                                                                                  TOTAL COLLATERAL POOL*
                                                                                  ----------------------
AGGREGATE BALANCE:                                                                     $127,282,880

NUMBER OF LOANS:                                                                           3,060

AVERAGE OUTSTANDING BALANCE:                                                              $41,596

AVERAGE ORIGINAL BALANCE:                                                                 $52,289

WEIGHTED AVERAGE GROSS COUPON:                                                            9.2829%

LOAN TYPE:                                                               75.92% FHA Insured, 24.08% VA Guaranteed

PRODUCT TYPE:                                                                         100% Fixed Rate

WEIGHTED AVERAGE ORIGINAL TERM:                                                         351 Months

WEIGHTED AVERAGE REMAINING TERM:                                                        214 Months

WEIGHTED AVERAGE SEASONING:                                                             137 Months

LIEN POSITION:                                                                         100% 1st Lien

ORIGINAL LOAN TO VALUE RATIO**:                                                           96.66%

CURRENT LOAN TO VALUE RATIO***:                                                           82.47%

DELINQUENCY STATUS:                                                    80.19% current / 19.81% 30-59 days delinquent

MORTGAGORS IN BANKRUPTCY****:                                                              1.63%

PROPERTY TYPE*****:                                                   64.60% Single Family, 1.39% Condo, 0.80% Other

OWNER OCCUPANCY******:                                  80.86% Owner Occupied, 11.92% Not Available, 5.87% Non-Owner Occupied,
                                                                                     1.35% Other

GEOGRAPHIC DISTRIBUTION (> 5%):                             TX 15.33%, CA 13.31%, FL 10.08%, MS 7.00%, TN 7.83%, GA 5.47%

* The description of the Collateral herein will be superceded by the description of the collateral in the Prospectus Supplement.
**       29.70% not available, percentages are based on known population.
***      29.69% not available, percentages are based on known population.
**** All mortgagors in bankruptcy are current in payment under a bankruptcy plan. All mortgagors in bankruptcy have not been delinquent more than twice in the last 12 months.
*****    33.22% not available, percentages are based on known population.
******   11.92% not available, percentages are based on known population.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                    EXHIBIT 99.2

MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]               JULY 17, 2000
Securitized Products Group

                         FHA INSURANCE AND VA GUARANTEES

FHA INSURANCE

Purpose - To provide mortgage insurance for a person to purchase or refinance a principal residence. The mortgage loan is funded by a lending institution, such as a mortgage company, bank, savings and loan association and the mortgage is insured by HUD.

Loan Balance Limits - Generally, unless the property is located in a high cost area, the current maximum mortgage limit for single family FHA insured loans is $121,296. High cost area limits are equal to 95% of the area median house price. The high cost limits are subject to a ceiling based on 75% of the Freddie Mac Loan limits. The current FHA single family ceiling is $219,849. Section 214 of the National Housing Act provides that the mortgage limit for Alaska, Guam, Hawaii, and the Virgin Islands may be adjusted up to 150% of the aforementioned ceiling.

Loans guaranteed under the FHA program are insured by the Department of Housing and Urban Development (HUD). HUD will guarantee 100% of the principal value of the insured loan in addition to a debenture rate of interest on the outstanding principal balance. All forgone interest beyond the last payment date will be reimbursed through the date of liquidation less a period of 60 days.

FHA will pay 2/3 of all foreclosure costs (attorney, foreclosure, etc.) in connection with acquiring title, bankruptcy proceedings, and title transfers. All costs relating to eviction, assignments and other possessory costs are covered by FHA.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                    EXHIBIT 99.2

MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]               JULY 17, 2000
Securitized Products Group

                         FHA INSURANCE AND VA GUARANTEES
                                 (continuation)

VA LOAN PROGRAM GUARANTY


Purpose - The purpose of the Veterans Loan Guaranty Program is to allow veterans to obtain home loans with favorable loan terms, usually without a downpayment.

The VA will cover 100% of the interest up to the cutoff date and principal as follows:

            LOAN AMOUNT                      GUARANTY PERCENT                    MAXIMUM AMOUNT
         -----------------                   ----------------                    --------------
           Up to $45,000                            50%                             $22,500
         $45,001 - $56,250                       40 - 50%                           $22,500
         $56,251 - 144,000                          40%                             $36,000
         $144,001 or more                           25%                             $50,750

When the net value of the property is less than the unguaranteed portion of the loan, VA will not specify an amount for the holder to credit to the indebtedness on account of the sale and will not accept conveyance of the property (called a VA no-bid). In these cases the Master Servicer may suffer a loss on the portion that is not guaranteed, and will retain title to the property. However, the servicer may elect to consider a debt reduction in cases where the VA does not specify a foreclosure bid. The servicer must agree to forgive the portion of the indebtedness that exceeds the maximum guarantee liability plus the net value of the subject property. The VA will then issue or specify foreclosure bidding instructions and agree to accept conveyance upon completion of the foreclosure sale.

Generally, the VA will cover some liquidation expenses.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    CONTACTS

                 SPG FINANCE GROUP                                         SPG CAPITAL MARKETS

                                    Phone                                                      Phone
                                    -----                                                      -----
NY:      Steven Shapiro             761-2146                 NY:    Dennis Scurletis           761-2248
         Leigh Lucas                761-2152                        Michael Edman              761-1984
         Kris Gillys                761-0873                        Ken Lee                    761-1783

                 SPG BACKED TRADING

                                    Phone
                                    -----
NY:      Larry Rosati               761-2122
         Brian Barry                761-2281


                            ------------------------
                                  PLEASE DIRECT
                            ALL QUESTIONS AND ORDERS
                             TO SPG CAPITAL MARKETS
                            ------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

UNION PLANTERS  UNION PLANTERS REMIC  SERIES 2000-TBD (FHA/VA, 7.60% COUPON)  CLASS AAA
Class             AAA         Cusip                      N/A  Dated Date           07/01/2000  Original Balance     122,240,000.00
Delay             24          First Payment Date  08/25/2000  Factor               1.00000000  Lead Manager                   MSDW
Payment Freq      Monthly     Next Payment Date   08/25/2000  Current Balance  122,240,000.00  Orig Deal Size       127,282,880.33
Yield Day Count   30/360      Settlement Date     07/27/2000  Coupon                  7.60000  Num of Tranches                  18
Yield Freq        SemiAnnual  Interest Freq          Monthly  Market Desc                 SEQ  Deal Age                          0
Yield Table Date  07/14/2000




TRIGGER                  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO
                          _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO
                         _LOSSTRIGGER NO   _LOSSTRIGGER NO    _LOSSTRIGGER NO   _LOSSTRIGGER NO   _LOSSTRIGGER NO   _LOSSTRIGGER NO
PREPAY                         CPR 6             CPR 8             CPR 10             CPR 12           CPR 15            CPR 20
PRICE/YIELD
               98/25+          7.863             7.877              7.891              7.907            7.931             7.974
               98/26           7.860             7.873              7.887              7.902            7.926             7.968
               98/26+          7.857             7.870              7.884              7.898            7.921             7.962
               98/27           7.853             7.866              7.880              7.894            7.916             7.957
               98/27+          7.850             7.863              7.876              7.890            7.912             7.951
               98/28           7.847             7.859              7.872              7.886            7.907             7.945
               98/28+          7.844             7.856              7.868              7.881            7.902             7.940
               98/29           7.841             7.852              7.864              7.877            7.897             7.934
               98/29+          7.837             7.849              7.861              7.873            7.893             7.928
               98/30           7.834             7.845              7.857              7.869            7.888             7.922
               98/30+          7.831             7.842              7.853              7.865            7.883             7.917
               98/31           7.828             7.838              7.849              7.861            7.879             7.911
               98/31+          7.825             7.835              7.845              7.856            7.874             7.905
               99/00           7.821             7.831              7.842              7.852            7.869             7.900
               99/00+          7.818             7.828              7.838              7.848            7.864             7.894
               99/01           7.815             7.824              7.834              7.844            7.860             7.888
               99/01+          7.812             7.821              7.830              7.840            7.855             7.883
               99/02           7.809             7.817              7.826              7.836            7.850             7.877
               99/02+          7.806             7.814              7.822              7.831            7.846             7.871
               99/03           7.802             7.810              7.819              7.827            7.841             7.866
               99/03+          7.799             7.807              7.815              7.823            7.836             7.860
               99/04           7.796             7.803              7.811              7.819            7.832             7.854
               99/04+          7.793             7.800              7.807              7.815            7.827             7.849
               99/05           7.790             7.796              7.803              7.811            7.822             7.843
               99/05+          7.786             7.793              7.800              7.806            7.818             7.837
               99/06           7.783             7.789              7.796              7.802            7.813             7.832
               99/06+          7.780             7.786              7.792              7.798            7.808             7.826
               99/07           7.777             7.782              7.788              7.794            7.803             7.820
               99/07+          7.774             7.779              7.784              7.790            7.799             7.815
               99/08           7.771             7.775              7.780              7.786            7.794             7.809
               99/08+          7.767             7.772              7.777              7.782            7.789             7.803
               99/09           7.764             7.768              7.773              7.777            7.785             7.798
               99/09+          7.761             7.765              7.769              7.773            7.780             7.792
AVERAGE LIFE                    7.47              6.63               5.91               5.30             4.55              3.61
FIRST PRIN                08/25/2000        08/25/2000         08/25/2000         08/25/2000       08/25/2000        08/25/2000
LAST PRIN                 09/25/2025        09/25/2025         09/25/2025         09/25/2025       09/25/2025        09/25/2025
PAYMENT WINDOW                   302               302                302                302              302               302
MOD DURATION @ 99/01+           4.93              4.49               4.11               3.77             3.34              2.76


TRIGGER                   _OPTIONALCALL NO
                           _HISTLOOKUP NO
                           _LOSSTRIGGER NO
PREPAY                         CPR 25
PRICE/YIELD
               98/25+           8.021
               98/26            8.014
               98/26+           8.008
               98/27            8.001
               98/27+           7.994
               98/28            7.987
               98/28+           7.981
               98/29            7.974
               98/29+           7.967
               98/30            7.960
               98/30+           7.953
               98/31            7.947
               98/31+           7.940
               99/00            7.933
               99/00+           7.926
               99/01            7.920
               99/01+           7.913
               99/02            7.906
               99/02+           7.900
               99/03            7.893
               99/03+           7.886
               99/04            7.879
               99/04+           7.873
               99/05            7.866
               99/05+           7.859
               99/06            7.852
               99/06+           7.846
               99/07            7.839
               99/07+           7.832
               99/08            7.826
               99/08+           7.819
               99/09            7.812
               99/09+           7.805
AVERAGE LIFE                     2.93
FIRST PRIN                 08/25/2000
LAST PRIN                  09/25/2025
PAYMENT WINDOW                    302
MOD DURATION @ 99/01+            2.33


                                                                     Page 1 of 1

This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking,for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

UNION PLANTERS  UNION PLANTERS REMIC  SERIES 2000-TBD (FHA/VA, 7.60% COUPON)  CLASS AAA
Class             AAA         Cusip                      N/A  Dated Date           07/01/2000  Original Balance      97,879,000.00
Delay             24          First Payment Date  08/25/2000  Factor               1.00000000  Lead Manager                   MSDW
Payment Freq      Monthly     Next Payment Date   08/25/2000  Current Balance   97,879,000.00  Orig Deal Size       127,282,880.33
Yield Day Count   30/360      Settlement Date     07/27/2000  Coupon                  7.60000  Num of Tranches                  18
Yield Freq        SemiAnnual  Interest Freq          Monthly  Market Desc                 SEQ  Deal Age                          0
Yield Table Date  07/14/2000



TRIGGER                  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO
                          _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO
                         _LOSSTRIGGER NO   _LOSSTRIGGER NO    _LOSSTRIGGER NO   _LOSSTRIGGER NO   _LOSSTRIGGER NO   _LOSSTRIGGER NO
PREPAY                         CPR 6             CPR 8             CPR 10             CPR 12           CPR 15            CPR 20
PRICE/YIELD
               99/09           7.775               7.782             7.789             7.797            7.809               7.831
               99/09+          7.771               7.777             7.784             7.791            7.803               7.823
               99/10           7.767               7.773             7.779             7.786            7.796               7.815
               99/10+          7.763               7.768             7.774             7.780            7.790               7.807
               99/11           7.759               7.764             7.769             7.775            7.783               7.798
               99/11+          7.755               7.760             7.764             7.769            7.777               7.790
               99/12           7.751               7.755             7.759             7.763            7.770               7.782
               99/12+          7.747               7.751             7.754             7.758            7.764               7.774
               99/13           7.743               7.746             7.749             7.752            7.757               7.766
               99/13+          7.739               7.742             7.744             7.747            7.751               7.758
               99/14           7.735               7.737             7.739             7.741            7.744               7.750
               99/14+          7.731               7.733             7.734             7.736            7.738               7.742
               99/15           7.728               7.728             7.729             7.730            7.731               7.734
               99/15+          7.724               7.724             7.724             7.724            7.725               7.726
               99/16           7.720               7.719             7.719             7.719            7.719               7.718
               99/16+          7.716               7.715             7.714             7.713            7.712               7.710
               99/17           7.712               7.711             7.709             7.708            7.706               7.702
               99/17+          7.708               7.706             7.704             7.702            7.699               7.694
               99/18           7.704               7.702             7.699             7.697            7.693               7.686
               99/18+          7.700               7.697             7.694             7.691            7.686               7.678
               99/19           7.696               7.693             7.689             7.686            7.680               7.670
               99/19+          7.692               7.688             7.684             7.680            7.673               7.662
               99/20           7.688               7.684             7.679             7.675            7.667               7.654
               99/20+          7.684               7.679             7.674             7.669            7.661               7.645
               99/21           7.680               7.675             7.669             7.663            7.654               7.637
               99/21+          7.676               7.671             7.664             7.658            7.648               7.629
               99/22           7.673               7.666             7.659             7.652            7.641               7.621
               99/22+          7.669               7.662             7.654             7.647            7.635               7.613
               99/23           7.665               7.657             7.649             7.641            7.628               7.605
               99/23+          7.661               7.653             7.644             7.636            7.622               7.597
               99/24           7.657               7.648             7.639             7.630            7.616               7.589
               99/24+          7.653               7.644             7.635             7.625            7.609               7.581
               99/25           7.649               7.640             7.630             7.619            7.603               7.573
AVERAGE LIFE                    5.37                4.59              3.99              3.50             2.93                2.27
FIRST PRIN                08/25/2000          08/25/2000        08/25/2000        08/25/2000       08/25/2000          08/25/2000
LAST PRIN                  1/25/2013          08/25/2011        05/25/2010        04/25/2009       01/25/2008          05/25/2006
PAYMENT WINDOW                   150                 133               118               105               90                  70
MOD DURATION @ 99/17            3.97                3.51              3.13              2.81             2.42                1.94


TRIGGER                   _OPTIONALCALL NO
                           _HISTLOOKUP NO
                           _LOSSTRIGGER NO
PREPAY                         CPR 25
PRICE/YIELD
               99/09             7.854
               99/09+            7.844
               99/10             7.835
               99/10+            7.825
               99/11             7.815
               99/11+            7.805
               99/12             7.795
               99/12+            7.786
               99/13             7.776
               99/13+            7.766
               99/14             7.756
               99/14+            7.746
               99/15             7.737
               99/15+            7.727
               99/16             7.717
               99/16+            7.707
               99/17             7.698
               99/17+            7.688
               99/18             7.678
               99/18+            7.668
               99/19             7.659
               99/19+            7.649
               99/20             7.639
               99/20+            7.629
               99/21             7.620
               99/21+            7.610
               99/22             7.600
               99/22+            7.590
               99/23             7.581
               99/23+            7.571
               99/24             7.561
               99/24+            7.551
               99/25             7.542
AVERAGE LIFE                      1.83
FIRST PRIN                  08/25/2000
LAST PRIN                   04/25/2005
PAYMENT WINDOW                      57
MOD DURATION @ 99/17              1.60


                                                                     Page 1 of 2


This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking,for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

UNION PLANTERS  UNION PLANTERS REMIC  SERIES 2000-TBD (FHA/VA, 7.60% COUPON)  CLASS AAA
Class             AAA         Cusip                      N/A  Dated Date           07/01/2000  Original Balance      24,361,000.00
Delay             24          First Payment Date  08/25/2000  Factor               1.00000000  Lead Manager                   MSDW
Payment Freq      Monthly     Next Payment Date   08/25/2000  Current Balance   24,361,000.00  Orig Deal Size       127,282,880.33
Yield Day Count   30/360      Settlement Date     07/27/2000  Coupon                  7.60000  Num of Tranches                  18
Yield Freq        SemiAnnual  Interest Freq          Monthly  Market Desc                 SEQ  Deal Age                          0
Yield Table Date  07/14/2000



TRIGGER                  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO  _OPTIONALCALL NO
                          _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO    _HISTLOOKUP NO
                         _LOSSTRIGGER NO   _LOSSTRIGGER NO    _LOSSTRIGGER NO   _LOSSTRIGGER NO   _LOSSTRIGGER NO   _LOSSTRIGGER NO
PREPAY                         CPR 6             CPR 8             CPR 10             CPR 12           CPR 15            CPR 20
PRICE/YIELD
               96/28            8.022             8.035             8.050             8.068             8.097             8.155
               96/28+           8.020             8.033             8.048             8.065             8.095             8.152
               96/29            8.018             8.031             8.046             8.063             8.093             8.150
               96/29+           8.017             8.029             8.044             8.061             8.090             8.147
               96/30            8.015             8.027             8.042             8.059             8.088             8.144
               96/30+           8.013             8.025             8.040             8.057             8.086             8.142
               96/31            8.011             8.023             8.038             8.055             8.084             8.139
               96/31+           8.009             8.021             8.036             8.053             8.081             8.137
               97/00            8.007             8.020             8.034             8.051             8.079             8.134
               97/00+           8.006             8.018             8.032             8.049             8.077             8.131
               97/01            8.004             8.016             8.030             8.046             8.074             8.129
               97/01+           8.002             8.014             8.028             8.044             8.072             8.126
               97/02            8.000             8.012             8.026             8.042             8.070             8.123
               97/02+           7.998             8.010             8.024             8.040             8.068             8.121
               97/03            7.997             8.008             8.022             8.038             8.065             8.118
               97/03+           7.995             8.006             8.020             8.036             8.063             8.116
               97/04            7.993             8.004             8.018             8.034             8.061             8.113
               97/04+           7.991             8.002             8.016             8.032             8.058             8.110
               97/05            7.989             8.001             8.014             8.030             8.056             8.108
               97/05+           7.987             7.999             8.012             8.028             8.054             8.105
               97/06            7.986             7.997             8.010             8.026             8.052             8.102
               97/06+           7.984             7.995             8.008             8.023             8.049             8.100
               97/07            7.982             7.993             8.006             8.021             8.047             8.097
               97/07+           7.980             7.991             8.004             8.019             8.045             8.095
               97/08            7.978             7.989             8.002             8.017             8.043             8.092
               97/08+           7.976             7.987             8.000             8.015             8.040             8.089
               97/09            7.975             7.985             7.998             8.013             8.038             8.087
               97/09+           7.973             7.983             7.996             8.011             8.036             8.084
               97/10            7.971             7.982             7.994             8.009             8.033             8.081
               97/10+           7.969             7.980             7.992             8.007             8.031             8.079
               97/11            7.967             7.978             7.990             8.005             8.029             8.076
               97/11+           7.966             7.976             7.988             8.002             8.027             8.074
               97/12            7.964             7.974             7.986             8.000             8.024             8.071
AVERAGE LIFE                    15.92             14.79             13.66             12.56             11.05              8.96
FIRST PRIN                 01/25/2013        08/25/2011        05/25/2010        04/25/2009        01/25/2008        05/25/2006
LAST PRIN                  09/25/2025        09/25/2025        09/25/2025        09/25/2025        09/25/2025        09/25/2025
PAYMENT WINDOW                    153               170               185               198               213               233
MOD DURATION @ 97/04             8.78              8.42              8.03              7.63              7.03              6.09


TRIGGER                   _OPTIONALCALL NO
                           _HISTLOOKUP NO
                           _LOSSTRIGGER NO
PREPAY                         CPR 25
PRICE/YIELD
               96/28              8.223
               96/28+             8.220
               96/29              8.217
               96/29+             8.214
               96/30              8.211
               96/30+             8.208
               96/31              8.205
               96/31+             8.202
               97/00              8.199
               97/00+             8.196
               97/01              8.193
               97/01+             8.190
               97/02              8.187
               97/02+             8.183
               97/03              8.180
               97/03+             8.177
               97/04              8.174
               97/04+             8.171
               97/05              8.168
               97/05+             8.165
               97/06              8.162
               97/06+             8.159
               97/07              8.156
               97/07+             8.153
               97/08              8.150
               97/08+             8.147
               97/09              8.144
               97/09+             8.141
               97/10              8.138
               97/10+             8.135
               97/11              8.132
               97/11+             8.129
               97/12              8.126
Average Life                       7.33
First Prin                   04/25/2005
Last Prin                    09/25/2025
Payment Window                      246
Mod Duration @ 97/04               5.27


                                                                     Page 2 of 2


This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking,for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

UNION PLANTERS MORTGAGE FINANCE CORP.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 2000-1                  3,060 records
Securitization Pool                                         Balance: 127,282,880


                            Number of            Aggregate
                             Mortgage            Principal
Loan Type                      Loans              Balance            %
FHA                            2,184             96,635,799         75.92
VA                               876             30,647,081         24.08

Total:                         3,060            127,282,880        100.00



                             Number of            Aggregate
                              Mortgage            Principal
Current Balance                 Loans              Balance             %
       1 -  10,000               385              1,554,226          1.22
  10,001 -  20,000               363              5,544,040          4.36
  20,001 -  30,000               341              8,530,126          6.70
  30,001 -  40,000               426             14,923,207         11.72
  40,001 -  50,000               465             20,886,870         16.41
  50,001 -  60,000               369             20,310,275         15.96
  60,001 -  70,000               284             18,521,058         14.55
  70,001 -  80,000               209             15,607,687         12.26
  80,001 -  90,000                92              7,799,937          6.13
  90,001 - 100,000                57              5,370,272          4.22
 100,001 - 110,000                29              3,053,883          2.40
 110,001 - 120,000                24              2,790,289          2.19
 120,001 - 130,000                 4                507,153          0.40
 130,001 - 140,000                 6                811,568          0.64
 140,001 - 150,000                 2                286,674          0.23
 190,001 - 200,000                 4                785,614          0.62

Total:                         3,060            127,282,880        100.00

Min:           60.83
Max:      198,250.64
Average:   41,595.71


                          Number of         Aggregate
                          Mortgage          Principal
Current Coupon              Loans            Balance             %
  4.501 -  5.000              1                 93,599          0.07
  5.001 -  5.500              2                 68,007          0.05
  5.501 -  6.000              4                239,887          0.19
  6.001 -  6.500              6                268,096          0.21
  6.501 -  7.000            235              3,248,903          2.55
  7.001 -  7.500            171              8,870,697          6.97
  7.501 -  8.000            315             14,077,891         11.06
  8.001 -  8.500            521             19,751,179         15.52
  8.501 -  9.000            390             16,928,450         13.30
  9.001 -  9.500            462             20,995,099         16.49
   .501 - 10.000            356             17,047,392         13.39
 10.001 - 10.500            266             12,914,508         10.15
 10.501 - 11.000             77              3,669,204          2.88
 11.001 - 11.500            100              3,777,735          2.97
 11.501 - 12.000             55              2,008,806          1.58
 12.001 - 12.500             38              1,344,914          1.06
 12.501 - 13.000             25              1,007,714          0.79
 13.001 - 13.500             17                505,155          0.40
 13.501 - 14.000              7                161,628          0.13
 14.001 - 14.500              2                 97,571          0.08
 14.501 - 15.000              1                 40,500          0.03
 15.001 - 15.500              8                156,027          0.12
 17.001 - 17.500              1                  9,917          0.01

Total:                    3,060            127,282,880        100.00

Min:    4.75
Max:   17.50
WAC:    9.28



                              Number of             Aggregate
                               Mortgage             Principal
Original Term                   Loans                Balance             %
 61 - 120                          15                  323,702          0.25
121 - 180                         172                5,125,016          4.03
181 - 240                          16                  563,358          0.44
241 - 300                          57                1,650,861          1.30
301 - 360                       2,785              119,104,030         93.57
   >= 361                          15                  515,914          0.41

Total:                          3,060              127,282,880        100.00

Min:   120
Max:   496
Weighted Average:   351

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

UNION PLANTERS MORTGAGE FINANCE CORP.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 2000-1                  3,060 records
Securitization Pool                                         Balance: 127,282,880




                                Number of               Aggregate
                                Mortgage                Principal
Stated Remaining Term            Loans                   Balance              %

    <=  0                           4                        1,170          0.00
  1 -  12                          68                       70,787          0.06
 13 -  24                          88                      307,816          0.24
 25 -  36                          83                      372,769          0.29
 37 -  48                          42                      311,347          0.24
 49 -  60                          49                      469,614          0.37
 61 -  72                          69                      838,012          0.66
 73 -  84                          97                    1,481,192          1.16
 85 -  96                         126                    2,336,349          1.84
 97 - 108                         116                    2,736,280          2.15
109 - 120                         108                    2,735,263          2.15
121 - 132                         114                    3,521,546          2.77
133 - 144                          33                    1,354,448          1.06
145 - 156                          59                    2,393,751          1.88
157 - 168                          45                    1,671,829          1.31
169 - 180                          42                    1,876,449          1.47
181 - 192                         247                   11,757,536          9.24
193 - 204                         479                   25,354,407         19.92
205 - 216                         218                   10,724,047          8.43
217 - 228                         151                    7,438,582          5.84
229 - 240                         127                    6,621,839          5.20
241 - 252                         107                    6,269,751          4.93
253 - 264                         108                    6,892,208          5.41
265 - 276                         222                   13,741,597         10.80
277 - 288                          84                    5,210,312          4.09
289 - 300                          34                    2,072,038          1.63
301 - 312                          65                    3,631,457          2.85
313 - 324                          36                    2,131,705          1.67
325 - 336                          33                    2,439,342          1.92
337 - 348                           5                      425,840          0.33
349 - 360                           1                       93,599          0.07

Total:                          3,060                  127,282,880        100.00

Min:   0
Max:   349
Weighted Average:   214



                          Number of           Aggregate
                           Mortgage           Principal
Occupancy                    Loans             Balance              %

Primary                      2,398            102,918,447         80.86
Unknown                        451             15,169,541         11.92
Non-Owner Occupied             171              7,474,526          5.87
Other                           40              1,720,367          1.35

Total:                       3,060            127,282,880        100.00



                              Number of           Aggregate
                              Mortgage            Principal
Year of Origination             Loans              Balance            %

1960                              3                 34,929          0.03
1965                              1                    130          0.00
1968                              1                  6,463          0.01
1970                             24                 16,155          0.01
1971                             80                115,946          0.09
1972                             69                195,555          0.15
1973                             48                232,258          0.18
1974                             35                216,769          0.17
1975                             42                331,793          0.26
1976                             62                696,765          0.55
1977                            120              1,762,689          1.38
1978                             97              1,690,385          1.33
1979                            123              2,907,473          2.28
1980                             75              1,962,993          1.54
1981                             21                526,630          0.41
1982                             19                667,540          0.52
1983                             70              2,541,806          2.00
1984                             27              1,010,409          0.79
1985                            113              5,137,379          4.04
1986                            396             20,087,656         15.78
1987                            379             18,803,415         14.77
1988                            186              9,308,088          7.31
1989                            187              8,597,770          6.75
1990                             97              5,395,599          4.24
1991                            108              6,457,802          5.07
1992                            158              9,571,479          7.52
1993                            188             11,853,080          9.31
1994                             66              3,677,665          2.89
1995                             43              2,169,837          1.70
1996                            159              7,306,048          5.74
1997                             37              2,259,551          1.78
1998                             19              1,205,337          0.95
1999                              7                535,487          0.42

Total:                        3,060            127,282,880        100.00

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

UNION PLANTERS MORTGAGE FINANCE CORP.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 2000-1                  3,060 records
Securitization Pool                                         Balance: 127,282,880



                          Number of           Aggregate
                          Mortgage            Principal
Year of Maturity            Loans              Balance             %

2000                          19                  7,419          0.01
2001                          97                189,902          0.15
2002                          83                337,580          0.27
2003                          64                356,635          0.28
2004                          42                337,960          0.27
2005                          50                496,310          0.39
2006                          89              1,176,719          0.92
2007                         124              2,171,425          1.71
2008                         112              2,313,839          1.82
2009                         121              3,018,617          2.37
2010                          82              2,197,739          1.73
2011                          98              3,248,742          2.55
2012                          27              1,103,962          0.87
2013                          72              2,841,974          2.23
2014                          35              1,303,849          1.02
2015                         104              4,562,747          3.58
2016                         357             18,425,440         14.48
2017                         390             20,295,477         15.95
2018                         186              9,273,501          7.29
2019                         162              7,750,236          6.09
2020                          98              5,552,841          4.36
2021                          99              6,153,703          4.83
2022                         143              8,642,382          6.79
2023                         189             12,372,111          9.72
2024                          56              3,302,847          2.59
2025                          45              2,267,328          1.78
2026                          64              3,895,325          3.06
2027                          29              1,831,577          1.44
2028                          19              1,446,903          1.14
2029                           4                407,789          0.32

Total:                     3,060            127,282,880        100.00



                              Number of             Aggregate
                               Mortgage             Principal
Original LTV                    Loans                Balance             %

        <= 0.00                 1,008               37,800,748         29.70
  0.01 -  10.00                     6                  182,203          0.14
 10.01 -  20.00                     1                   31,556          0.02
 30.01 -  40.00                     3                   96,470          0.08
 40.01 -  50.00                     5                  141,982          0.11
 50.01 -  60.00                     8                  173,363          0.14
 60.01 -  70.00                    15                  462,732          0.36
 70.01 -  80.00                    53                2,108,409          1.66
 80.01 -  90.00                   202                8,918,046          7.01
 90.01 -  95.00                   177                8,234,228          6.47
 95.01 - 100.00                   968               37,921,610         29.79
100.01 - 105.00                   585               30,099,482         23.65
105.01 - 110.00                    21                  875,268          0.69
110.01 - 115.00                     5                  106,873          0.08
115.01 - 120.00                     1                   50,049          0.04
120.01 >=                           2                   79,861          0.06

Total:                          3,060              127,282,880        100.00

Non-Zero Min:            6.58
Max:                   143.33
Non-Zero Wtd Average:   96.66



                              Number of           Aggregate
                               Mortgage           Principal
Current LTV                     Loans              Balance              %
       <=  0.00                 1,005              37,785,007         29.69
  0.01 -  70.00                   644              11,292,881          8.87
 70.01 -  75.00                    96               4,229,752          3.32
 75.01 -  80.00                   154               7,668,565          6.02
 80.01 -  85.00                   358              18,641,956         14.65
 85.01 -  90.00                   334              18,867,581         14.82
 90.01 -  95.00                   381              23,063,966         18.12
 95.01 - 100.00                    79               5,170,880          4.06
100.01 - 105.00                     9                 562,293          0.44

Total:                          3,060             127,282,880        100.00

Non-Zero Min:            0.24
Max:                    04.91
Non-Zero Wtd Average:   82.47

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

UNION PLANTERS MORTGAGE FINANCE CORP.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 2000-1                  3,060 records
Securitization Pool                                         Balance: 127,282,880



                             Number of           Aggregate
                              Mortgage           Principal
State                           Loans             Balance             %

Alaska                             2                167,440          0.13
Alabama                           89              3,076,401          2.42
Arkansas                         112              2,183,848          1.72
Arizona                           76              3,513,708          2.76
California                       277             16,936,486         13.31
Colorado                          29              1,417,013          1.11
Connecticut                        3                308,178          0.24
District of Columbia               4                153,935          0.12
Delaware                           3                150,425          0.12
Florida                          252             12,824,641         10.08
Georgia                          149              6,962,623          5.47
Hawaii                             1                 67,412          0.05
Iowa                              10                341,474          0.27
Idaho                              1                 44,601          0.04
Illinois                          54              2,939,038          2.31
Indiana                           28              1,020,865          0.80
Kansas                            22                675,971          0.53
Kentucky                           4                146,157          0.11
Louisiana                        155              5,022,163          3.95
Massachusetts                      3                215,027          0.17
Maryland                          60              3,635,700          2.86
Michigan                          21                757,402          0.60
Minnesota                         38              1,827,956          1.44
Missouri                          39              1,794,922          1.41
Mississippi                      368              8,909,826          7.00
Montana                            2                 42,620          0.03
Nebraska                          27                858,830          0.67
Nevada                            10                525,273          0.41
New Hampshire                      2                126,796          0.10
New Jersey                        61              2,780,471          2.18
New Mexico                         6                345,854          0.27
New York                         101              4,453,992          3.50
North Carolina                    47              2,516,768          1.98
Ohio                              38              1,134,201          0.89
Oklahoma                          47              1,815,167          1.43
Oregon                             7                297,905          0.23
Pennsylvania                      52              1,864,125          1.46
Rhode Island                       2                143,238          0.11
South Carolina                    21                880,695          0.69
South Dakota                       1                 25,726          0.02
Tennessee                        255              9,971,289          7.83
Texas                            475             19,509,605         15.33
Utah                               5                248,091          0.19
Virginia                          68              3,320,015          2.61
Virgin Islands                     1                 53,390          0.04
Washington                        25              1,050,375          0.83
Wisconsin                          5                147,866          0.12
Wyoming                            2                 77,378          0.06

Total:                         3,060            127,282,880        100.00



                              Number of               Aggregate
                               Mortgage               Principal
Seasoning                       Loans                  Balance             %

  1 -  24                          12                    830,587          0.65
 25 -  48                          96                  5,717,102          4.49
 49 -  72                         188                  8,637,685          6.79
 73 -  96                         342                 20,658,219         16.23
 97 - 120                         216                 12,748,176         10.02
121 - 144                         324                 15,797,821         12.41
145 - 168                         722                 36,142,758         28.40
169 - 192                         271                 12,688,064          9.97
193 - 216                          95                  3,531,503          2.77
217 - 240                          65                  1,721,254          1.35
241 - 264                         209                  4,565,994          3.59
265 - 288                         206                  2,959,449          2.33
289 - 312                          82                    666,240          0.52
313 - 336                         106                    431,051          0.34
337 - 360                         121                    178,386          0.14
361 >=                              5                      8,593          0.01

Total:                          3,060                127,282,880        100.00

Min:                 11
Max:                418
Weighted Average:   137



                              Number of              Aggregate
                              Mortgage               Principal
Months Delinquent               Loans                 Balance              %

0                               2,491                102,071,619         80.19
1                                 569                 25,211,261         19.81

Total:                          3,060                127,282,880        100.00


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

UNION PLANTERS MORTGAGE FINANCE CORP.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 2000-1                  3,060 records
Securitization Pool                                         Balance: 127,282,880



                               Number of          Aggregate
                               Mortgage           Principal
Original Balance                Loans              Balance             %

       1 -  50,000              1,593             34,935,312         27.45
  50,001 - 100,000              1,327             77,861,823         61.17
 100,001 - 150,000                132             13,358,100         10.49
 150,001 - 200,000                  3                322,396          0.25
 200,001 >=                         5                805,249          0.63

Total:                          3,060            127,282,880        100.00

Min:        5,550.00
Max:      469,500.00
Average:   52,289.41



                            Number of           Aggregate
                             Mortgage           Principal
Product Type                   Loans             Balance             %

Fixed - 30 Year                2,873            121,834,163         95.72
Fixed - 15 Year                  187              5,448,717          4.28

Total:                         3,060            127,282,880        100.00



                            Number of           Aggregate
                             Mortgage           Principal
Lien Position                  Loans             Balance             %

1st Lien                       3,060            127,282,880        100.00

Total:                         3,060            127,282,880        100.00



                               Number of           Aggregate
                               Mortgage            Principal
Property Type                    Loans              Balance             %

Single Family Detached           1,987             82,221,877         64.60
Not Available                    1,019             42,281,603         33.22
Condo                               36              1,763,676          1.39
Townhouse                            9                547,772          0.43
2 Family                             9                467,952          0.37

Total:                           3,060            127,282,880        100.00


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                     Page 5 of 5